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                                                                   EXHIBIT 10.23


                             AEW Partners III, L.P.
                         c/o AEW Capital Management L.P.
                             World Trade Center East
                                Two Seaport Lane
                        Boston, Massachusetts 02210-2021

                                                              December 31, 2004

Boykin Lodging Company
Guild Hall Building
45 West Prospect Avenue
Suite 1500
Cleveland, OH 44115
Attention: Robert W. Boykin, Chief Executive Officer

Dear Bob:

         Reference is hereby made to that Stock Purchase Option Agreement by and among Boykin Lodging Company, Boykin Hotel Properties, L.P. and AEW Partners III, L.P. dated as of February 1, 1999 (the "Option Agreement"). Capitalized terms used in this letter and not otherwise defined shall have the meaning set forth in the Option Agreement.

         Purchaser hereby waives any right it may have to exercise the Exchange Option and acknowledges that notwithstanding anything in the contrary contained in the Option Agreement, Purchaser has no right, now or in the future, to exercise the Exchange Option.

         Please feel free to call with any questions.

                                        Sincerely,

                                        AEW Partners III, L.P.

                                        By: AEW III, L.L.C.,
                                        its general partner

                                        By: AEW Partners III, Inc.:
                                        its managing member

                                        By: /s/  Marc L. Davidson
                                            -----------------------
                                            Name: Marc L. Davidson
                                            Title: Vice President